UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 26, 2008

ARUBA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33347	02-0579097
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
1322 Crossman Ave.
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 227-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 26, 2008, Aruba Networks, Inc. (“Aruba”) issued a press release reporting selected financial results for the three months ended January 31, 2008. A copy of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The press release refers to certain non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the press release.
Item 8.01 Other Events
On February 26, 2008, Aruba issued a press release announcing that its Board of Directors authorized Aruba to repurchase up to $10 million of Aruba’s outstanding shares of common stock. A copy of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated as of February 26, 2008, entitled “Aruba Networks Announces Fiscal Second Quarter Financial Results; Board of Directors Approves Stock Repurchase Plan”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARUBA NETWORKS, INC.
Date: February 26, 2008	By:	/s/ Alexa King
Alexa King
General Counsel

2

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated as of February 26, 2008, entitled “Aruba Networks Announces Fiscal Second Quarter Financial Results; Board of Directors Approves Stock Repurchase Plan”